SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  May 14, 1996
                                                        --------------

                           H. F. Ahmanson & Company
                         ----------------------------
            (Exact name of registrant as specified in charter)


             Delaware                  1-8930              95-0479700
           ------------              ----------          --------------
(State or other jurisdiction of  (Commission File       (IRS Employer
        incorporation)               Number)         Identification No.)


    4900 Rivergrade Road, Irwindale, California             91706
  -----------------------------------------------         ---------
    (Address of principal executive offices)             (Zip code)


   Registrant's telephone number, including area code    (818) 960-6311
                                                        ----------------


                                Not applicable
                              ------------------
       (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On May 14, 1996, H. F. Ahmanson & Company (the "Company"), issued a press release reporting the completion of a $250 million stock repurchase program, the authorization of an additional $150 million stock repurchase program and its intent to redeem its 9.60% Preferred Stock, Series B.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1  Press release dated May 14, 1996.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 14, 1996

                                       H. F. AHMANSON & COMPANY


                                            /s/ Tim S. Glassett

                                       By:  Tim S. Glassett
                                            First Vice President and
                                              Assistant General Counsel

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                               EXHIBIT INDEX

EXHIBIT                                                       SEQUENTIALLY
  NO.                        DESCRIPTION                     NUMBERED PAGE

  99.1    Press release dated May 14, 1996.